January 27, 2014

EAGLE ROCK ANNOUNCES FOURTH QUARTER 2013 CASH DISTRIBUTION, OPERATIONAL UPDATE AND EARNINGS RELEASE DATE

HOUSTON - Eagle Rock Energy Partners, L.P. (NASDAQ:EROC) (“Eagle Rock” or the “Partnership”) today declared a cash distribution for the quarter ended December 31, 2013 of $0.15 per common unit (including eligible restricted common units), equivalent to $0.60 per unit on an annualized basis.  The distribution will be paid on Friday, February 14, 2014 to unitholders of record as of the close of business on Friday, February 7, 2014, and represents no change from the distribution of $0.15 per common unit paid with respect to the third quarter.
Operational Update
The Partnership’s operating and financial performance in the fourth quarter of 2013 was impacted by severe winter weather in both its Midstream and Upstream Businesses. The Partnership also incurred approximately $4.0 million of general and administrative expenses in connection with the recently announced execution of an agreement providing for the contribution of its Midstream Business to Regency Energy Partners LP (“Regency”) for total consideration of up to $1.325 billion.
Based on preliminary financial results for the quarter ended December 31, 2013 (subject to the completion of the Partnership’s quarter-end review), management expects to report Adjusted EBITDA and distribution coverage for the fourth quarter of 2013 well below the levels reported for the third quarter of 2013, due contribution of its Midstream Business to Regency, which is expected to close in the first half of 2014, and its distribution coverage to improve upon the successful execution of organic and acquisition-related growth in its Upstream Business.
All actual future distributions will be determined, declared and paid at the sole discretion of the Board of Directors.
Fourth Quarter and Full Year 2013 Earnings Release Date and Conference Call Information
The Partnership plans to report fourth quarter and full year 2013 financial and operating results after market close on Wednesday, February 26, 2014. The fourth quarter and full year 2013 earnings conference call will be held at 2:00 p.m. Eastern Time (1:00 p.m. Central Time) on Thursday, February 27, 2014.
Interested parties may listen to the earnings conference call live over the Internet or via telephone. To listen live over the Internet, participants are advised to log on to the Partnership's web site at www.eaglerockenergy.com and select the “Events & Presentations” sub-tab under the “Investor Relations” tab. To participate by telephone, the call in number is 877-293-5457, conference ID 49070823. Participants are advised to dial into the call at least 15 minutes prior to the call. An audio replay of the conference call will also be available for thirty days by dialing 855-859-2056, conference ID 49070823. In addition, a replay of the audio webcast will be available by accessing the Partnership's web site after the call is concluded.
About the Partnership
The Partnership is a growth-oriented master limited partnership engaged in two businesses: a) midstream, which includes (i) gathering, compressing, treating, processing and transporting natural gas; (ii) fractionating and transporting natural gas liquids (NGLs); (iii) crude oil and condensate logistics and marketing; and (iv) natural gas marketing and trading; and b) upstream, which includes exploiting, developing, and producing hydrocarbons in oil and natural gas properties.
The term “Board of Directors” as used herein refers to the board of directors of the general partner of the Partnership’s general partner.
Qualified Notice to Nominees
This release serves as qualified notice to nominees as provided for under Treasury Regulation Section 1.1446-4(b)(4) and (d).  Please note that 100 percent of the Partnership’s distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business.  Accordingly, all of the Partnership’s distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate for individuals or corporations, as applicable. Nominees, and not the Partnership, are treated as withholding agents responsible for withholding distributions received by them on behalf of foreign investors.

Contacts:
Eagle Rock Energy Partners, L.P.

Jeff Wood, 281-408-1203
Senior Vice President and Chief Financial Officer

Adam Altsuler, 281-408-1350
Vice President, Corporate Finance and Investor Relations; Treasurer

Additional Information and Where to Find It
This press release does not constitute the solicitation of any vote, proxy or approval. This press release relates to a potential transaction between the Partnership and Regency. This press release is not a substitute for any proxy statement or any other document which the Partnership may file with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. In connection with the proposed transaction, the Partnership will file with the SEC a proxy statement for the unitholders of the Partnership. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any such documents will be available free of charge through the website maintained by the SEC at www.sec.gov or by directing a request to the Partnership’s Investor Relations Department, Eagle Rock Energy, L.P., 1415 Louisiana Street, Suite 2700, Houston, TX 77002, telephone number (281) 408-1200.
Participants in the Solicitation
The Partnership and Regency and their respective general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of the Partnership in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the unitholders of the Partnership in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

Forward Looking Statements
This news release may include "forward-looking statements." All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future, are forward-looking statements and speak only as of the date on which such statement is made. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership. These include, but are not limited to, the risks that the proposed transaction with Regency may not be consummated or the benefits contemplated therefrom may not be realized. Additional risk include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, risks related to volatility or declines (including sustained declines) in commodity prices; market demand for crude oil, natural gas and natural gas liquids; the effectiveness of the Partnership's hedging activities; the Partnership's ability to retain key customers; the Partnership's ability to continue to obtain new sources of crude oil and natural gas supply; the availability of local, intrastate and interstate transportation systems and other facilities to transport crude oil, natural gas and natural gas liquids; competition in the oil and gas industry; the Partnership's ability to obtain credit and access the capital markets; general economic conditions; and the effects of government regulations and policies. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership's actual results and plans could differ materially from those implied or expressed by any forward-looking statements. The Partnership assumes no obligation to update any forward-looking statement as of any future date. For a detailed list of the Partnership's risk factors, please consult the Partnership's Form 10-K, filed with the SEC for the year ended December 31, 2012 and the Partnership's Forms 10-Q filed with the SEC for subsequent quarters, including the Partnership’s Form 10-Q filed for the quarter ended September 30, 2013 as well as any other public filings, and press releases.